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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: March 8, 2007

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Commission file number 1-8198

HSBC FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	86-1052062 (IRS Employer Identification Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices)	60070 (Zip Code)

Registrant's telephone number, including area code (847) 564-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

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A slide presentation made by Mr. William H. Kesler, Senior Vice President – Treasurer of HSBC Finance Corporation to the HSBC 2007 Boston Credit Conference in Stowe, Vermont on March 8, 2007 is included in this Current Report on Form 8-K as Exhibit 99.1, and is being furnished in accordance with Regulation FD of the Securities and Exchange Act.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

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(d)	Exhibits.
	Exhibit No.	Description
	99.1	HSBC Finance Corporation slide presentation to the HSBC 2007 Boston Credit Conference as presented March 8, 2007.

Signature

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION (Registrant)
By: /s/ Patrick D. Schwartz Patrick D. Schwartz Vice President and Deputy General Counsel-Corporate

Dated: March 8, 2007

Exhibit Index

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Exhibit No.	Description
99.1	HSBC Finance Corporation slide presentation to the HSBC 2007 Boston Credit Conference as presented March 8, 2007.